Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Tesla Finance LLC (the “Company’’)

Citigroup Global Markets Inc. (the “Structuring Agent’’)

(together, the “Specified Parties”)

Re:	Tesla Sustainable Energy Business Trust 2026 -1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2026.01.31 TSET 2026-1 Datatape.xlsx’’ provided by the Company on March 4, 2026, containing information on 9,521 residential solar and battery loans (the “Solar and Storage Loans”) as of January 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Tesla Sustainable Energy Business Trust 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•

The term “Retail Installment Contracts” means the solar and storage power service agreement provided by the Company for each Selected Loan (defined below). The Retail Installment Contracts were represented by the Company to be electronic copies of the original Retail Installment Contracts. We make no representation regarding the validity or accuracy of these contracts or the execution of the Retail Installment Contracts by the borrowers.

KPMG L1.P. a Delaware limited liability portnership, and its subsidiaries are port of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

•

The term “Servicing Data and System Screenshots” means three electronic data files entitled (i) ‘‘TSET 2026-1_SQL Query Screenshot_Module.pdf’ provided by the Company on March 6, 2026, (ii) ‘‘Tesla Energy 2026-1_SQL Query Screenshot.pdf’ provided by the Company on March 6, 2026, and (iii) ‘‘Tesla Energy 2026-1_SQL Query Screenshot - v2.pdf’ provided by the Company on March 9, 2026, containing information on permission to operate (PTO) date, remaining loan balance, first payment date, current maturity date, FICO scores, current days past due, and module type for each Selected Loan.

•

The term “Mapping Key’’ means an electronic data file entitled ‘‘TSET 2026-1_KPMG Sample- Reference Key(KPMG—Identifier Key).csv” provided by the Company on March 4, 2026, containing mapping information between the “Job ID” in the Servicing Data and System Screenshots and the “Reference Number’’ in the Data File.

•

The term “Customer Invoices” means electronic mail correspondence provided by the Company on March 9, 2026, containing information on post-ITC actual monthly payment amount for the following Selected Loans: 24, 29, 30, 39, 48, and 52.

•

The term “Down Payment Screenshot’’ means an electronic data file entitled “Down Payment Screenshot -Sample#11_4788***.pdf’ provided by the Company on March 10, 2026, containing information on the “Down Payment’’ attribute for Selected Loan 11.

•

The term “Down Payment Methodology’’ means electronic mail correspondence provided by the Company on March 11, 2026, containing information on the calculation of the “Down Payment’’ attribute for Selected Loans with “Paid After Design Complete” feature in the Retail Installment Contracts.

•	The term “Source Documents” means the Retail Installment Contracts, Servicing Data and System Screenshots, Mapping Key, Customer Invoices, Down Payment Screenshot, and Down Payment Methodology.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform, and the associated findings are as follows:

A.

We randomly selected a sample of 150 Solar and Storage Loans from the Data File (the “Selected Loans”) using a random sampling tool. A listing of the Selected Loans is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Solar and Storage Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes in the Data File listed in the Attribute column below to or using the corresponding information included in the Source Documents listed in the Provided Information column below, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority, with the highest priority document listed first.

Attribute	Provided Information

Reference Number	Retail Installment Contracts

State	Retail Installment Contracts

2

Attribute	Provided Information

Zip Code	Retail Installment Contracts

PTO Date	Servicing Data and System Screenshots, Mapping Key

Installer	Retail Installment Contracts

Original Term	Retail Installment Contracts

Original Loan Balance	Retail Installment Contracts

Remaining Loan Balance	Servicing Data and System Screenshots, Mapping Key

APR Rate	Retail Installment Contracts

Contract Monthly Payment Amount	Retail Installment Contracts

First Payment Date	Servicing Data and System Screenshots, Mapping Key

Current Maturity Date	Servicing Data and System Screenshots, Mapping Key

Primary Applicant FICO	Servicing Data and System Screenshots, Mapping Key

Current Monthly Payment	Retail Installment Contracts, Customer Invoices

Current Days Past Due	Servicing Data and System Screenshots, Mapping Key

Module	Servicing Data and System Screenshots, Mapping Key, Instructions

Down Payment	Retail Installment Contracts, Down Payment Methodology, Down Payment Screenshot

ITC Prepay Re-Amort Eligible (1 = Yes)	Retail Installment Contracts, Instructions

We found such information to be in agreement except as listed in Exhibit C.

We were engaged by the Company to perfonn this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us perfonning the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

3

The procedures performed were applied based on the Information Included In the Data FIie and Provided Information, without verification or evaluation of such Information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Solar and Storage Loans, (Ill) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Solar and Storage Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Solar and Storage Loans being securitized, (iii) the compliance of the originator of the Solar and Storage Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Solar and Storage Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

McLean, Virgina

May 12, 2026

4

Exhibit A

Instructions

S.No	Attribute	Instructions
1	ITC Prepay Re- Amort Eligible (1 = Yes)

For Selected Loans for which a payment schedule is provided in the Retail Installment Contracts, consider the attribute to be 1.

Consider the attribute to be 0 if no payment schedule is provided in the Retail Installment Contracts.

2	Module	Do not perform this procedure for Selected Loans for which Product Type in the Data File is “Storage.”

A-1

Exhibit B

The Selected Loans

Selected Loan Number	Reference Number	Selected Loan Number	Reference Number	Selected Loan Number	Reference Number
1	2550***	41	8325***	81	8596***
2	2740***	42	8325***	82	8596***
3	2760***	43	8326***	83	8599***
4	2911***	44	8329***	84	8618***
5	3663***	45	8330***	85	8619***
6	3876***	46	8331***	86	8625***
7	4035***	47	8340***	87	8626***
8	4149***	48	8350***	88	8629***
9	4487***	49	8375***	89	8638***
10	4706***	50	8418***	90	8638***
11	4788***	51	8423***	91	8640***
12	5002***	52	8431***	92	8640***
13	5259***	53	8443***	93	8642***
14	5423***	54	8455***	94	8644***
15	6623***	55	8462***	95	8649***
16	7810***	56	8475***	96	8649***
17	7842***	57	8479***	97	8649***
18	8006***	58	8485***	98	8650***
19	8016***	59	8492***	99	8651***
20	8019***	60	8494***	100	8655***
21	8044***	61	8504***	101	8656***
22	8049***	62	8506***	102	8664***
23	8051***	63	8508***	103	8665***
24	8054***	64	8510***	104	8679***
25	8077***	65	8513***	105	8680***
26	8120***	66	8521***	106	8682***
27	8147***	67	8530***	107	8688***
28	8151***	68	8531***	108	8689***
29	8160***	69	8531***	109	8691***
30	8164***	70	8545***	110	8692***
31	8268***	71	8545***	111	8692***
32	8281***	72	8546***	112	8698***
33	8289***	73	8548***	113	8700***
34	8291***	74	8550***	114	8705***
35	8292***	75	8551***	115	8708***
36	8293***	76	8578***	116	8711***
37	8294***	77	8580***	117	8721***
38	8301***	78	8580***	118	8727***
39	8302***	79	8584***	119	8729***
40	8306***	80	8593***	120	8729***

B-1

Selected Loan Number	Reference Number	Selected Loan Number	Reference Number	Selected Loan Number	Reference Number
121	8729***	131	8751***	141	8813***
122	8729***	132	8755***	142	8815***
123	8730***	133	8757***	143	8819***
124	8738***	134	8758***	144	8819***
125	8739***	135	8760***	145	8822***
126	8740***	136	8764***	146	8823***
127	8742***	137	8766***	147	8824***
128	8742***	138	8805***	148	8832***
129	8742***	139	8808***	149	8836***
130	8747***	140	8813***	150	8850***

B-2

Exhibit C

Exceptions

Selected Loan Number	Reference Number	Attribute	Per Data File	Per Provided Information
2	2740***	ITC Prepay Re-Amort Eligible (1 = Yes)	1	0
6	3876***	ITC Prepay Re-Amort Eligible (1 = Yes)	1	0
9	4487***	ITC Prepay Re-Amort Eligible (1 = Yes)	1	0
12	5002***	ITC Prepay Re-Amort Eligible (1 = Yes)	1	0
16	7810***	ITC Prepay Re-Amort Eligible (1 = Yes)	1	0
17	7842***	ITC Prepay Re-Amort Eligible (1 = Yes)	1	0
25	8077***	ITC Prepay Re-Amort Eligible (1 = Yes)	0	1
113	8700***	ITC Prepay Re-Amort Eligible (1 = Yes)	0	1
140	8813***	ITC Prepay Re-Amort Eligible (1 = Yes)	0	1
141	8813***	ITC Prepay Re-Amort Eligible (1 = Yes)	0	1

C-1